Exhibit 10.18

Amendment to Revolving Loan Agreement

This Amendment to Revolving Loan Agreement (this “Amendment”) is effective as of February 11, 2026, and amends that certain Revolving Loan Agreement, dated as August 1, 2025 (as amended, restated, supplemented, or otherwise modified from time to time, the “Agreement”), between Ripple Labs Inc. (“Ripple”) and Evernorth Holdings Inc. (“Evernorth,” and together with Ripple, the “Parties,” each, a “Party”). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, the Parties duly executed the Agreement on or around November 6, 2025, but erroneously dated the Agreement as of August 1, 2025;

WHEREAS, the Parties intend to correct the record to reflect that the Agreement should have been dated as of November 6, 2025;

WHEREAS, the Parties wish to update Schedule 1 to reflect disbursements as of the date of this Amendment.

NOW, THEREFORE, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	AMENDMENTS: The Agreement is hereby amended as follows:

a.

The Agreement is hereby amended by deleting the reference to August 1, 2025, in the definition of “Effective Date” in the preamble of the Agreement, and replacing it in its entirety with November 6, 2025.

b.	Schedule 1 of the Agreement is hereby deleted, and replaced in its entirety with the updated Schedule 1 attached hereto as Exhibit A.

2.

EFFECT OF AMENDMENT. Except as provided in this Amendment, all terms and conditions of the Agreement, as amended or supplemented from time to time in accordance with its terms, shall remain in full force and effect. To the extent there is a conflict between this Amendment and the Agreement, the terms of this Amendment shall govern.

[Signature on following page(s).]

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first above written.

RIPPLE

RIPPLE LABS INC.

By:	/s/ Evelyn Blank
Name:	Evelyn Blank
Title:	VP, FP&A

PATHFINDER

PATHFINDER DIGITAL ASSETS LLC

By:	/s/ Matt Frymier
Name:	Matt Frymier
Title:	CFO

EXHIBIT 1

SCHEDULE 1

PARTICULARS OF ADVANCES, REPAYMENTS AND PREPAYMENTS

(A)	ADVANCES

No.	Type of fiat currency	Value of fiat currency (in US$)	Date of Disbursement
1.	[●]	[●]	[●]
2.	[●]	[●]	[●]

(B)	REPAYMENTS AND/OR PREPAYMENTS

No.	Type of fiat currency	Value of fiat currency (in US$)	Date of repayment/prepayment
1.	[●]	[●]	[●]
2.	[●]	[●]	[●]